SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 23, 2013

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification No.)

800 West 6th, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Cirrus Logic, Inc. (the "Company") previously announced that Jason Rhode, president and chief executive officer, will present at the Barclays Global Technology, Media and Telecommunications Conference at the Crowne Plaza Times Spare in New York City at 9:45 a.m. EDT on Thursday, May 23.  A live webcast of the session and a webcast of the follow-up question and answer session will be available on the Company's investor relations website at http://investor.cirrus.com. Archived replays of the webcasts will be available on the Company’s website for 30 days following the session.

Additionally, a copy of the materials presented by the Company is available in advance at the "Investor Relations" section of the Company's website, at http://investor.cirrus.com and is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Cirrus Logic, Inc. presentation dated May 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date: May 23, 2013	By:	/s/ Thurman K. Case
Name: Thurman K. Case
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Cirrus Logic, Inc. presentation dated May 23, 2013.